Exhibit 8.1

LIST OF MAJOR SUBSIDIARIES

NAME OF ENTITY AND BUSINESS NAME (IF DIFFERENT)	JURISDICTION OF INCORPORATION
Guangdong Mobile Communication Company Limited	China

Zhejiang Mobile Communication Company Limited	China

Jiangsu Mobile (BVI) Limited	British Virgin Islands

Jiangsu Mobile Communication Company Limited	China

Fujian Mobile (BVI) Limited	British Virgin Islands

Fujian Mobile Communication Company Limited	China

Henan Mobile (BVI) Limited	British Virgin Islands

Henan Mobile Communication Company Limited	China

Hainan Mobile (BVI) Limited	British Virgin Islands

Hainan Mobile Communication Company Limited	China

Beijing Mobile (BVI) Limited	British Virgin Islands

Beijing Mobile Communication Company Limited	China

Shanghai Mobile (BVI) Limited	British Virgin Islands

Shanghai Mobile Communication Company Limited	China

Tianjin Mobile (BVI) Limited	British Virgin Islands

Tianjin Mobile Communication Company Limited	China

Hebei Mobile (BVI) Limited	British Virgin Islands

Hebei Mobile Communication Company Limited	China

Liaoning Mobile (BVI) Limited	British Virgin Islands

Liaoning Mobile Communication Company Limited	China

Shandong Mobile (BVI) Limited	British Virgin Islands

Shandong Mobile Communication Company Limited	China

Guangxi Mobile (BVI) Limited	British Virgin Islands

NAME OF ENTITY AND BUSINESS NAME (IF DIFFERENT)	JURISDICTION OF INCORPORATION
Guangxi Mobile Communication Company Limited	China

Aspire Holdings Limited	Cayman Islands

Aspire (BVI) Limited	British Virgin Islands

Anhui Mobile (BVI) Limited	British Virgin Islands

Anhui Mobile Communication Company Limited	China

Jiangxi Mobile (BVI) Limited	British Virgin Islands

Jiangxi Mobile Communication Company Limited	China

Chongqing Mobile (BVI) Limited	British Virgin Islands

Chongqing Mobile Communication Company Limited	China

Sichuan Mobile (BVI) Limited	British Virgin Islands

Sichuan Mobile Communication Company Limited	China

Hubei Mobile (BVI) Limited	British Virgin Islands

Hubei Mobile Communication Company Limited	China

Hunan Mobile (BVI) Limited	British Virgin Islands

Hunan Mobile Communication Company Limited	China

Shaanxi Mobile (BVI) Limited	British Virgin Islands

Shaanxi Mobile Communication Company Limited	China

Shanxi Mobile Communication (BVI) Limited	British Virgin Islands

Shanxi Mobile Communication Company Limited	China

Neimenggu Mobile (BVI) Limited	British Virgin Islands

Neimenggu Mobile Communication Company Limited	China

Jilin Mobile (BVI) Limited	British Virgin Islands

Jilin Mobile Communication Company Limited	China

Heilongjiang Mobile (BVI) Limited	British Virgin Islands

Heilongjiang Mobile Communication Company Limited	China

NAME OF ENTITY AND BUSINESS NAME (IF DIFFERENT)	JURISDICTION OF INCORPORATION
Guizhou Mobile (BVI) Limited	British Virgin Islands

Guizhou Mobile Communication Company Limited	China

Yunnan Mobile (BVI) Limited	British Virgin Islands

Yunnan Mobile Communication Company Limited	China

Xizang Mobile (BVI) Limited	British Virgin Islands

Xizang Mobile Communication Company Limited	China

Gansu Mobile (BVI) Limited	British Virgin Islands

Gansu Mobile Communication Company Limited	China

Qinghai Mobile (BVI) Limited	British Virgin Islands

Qinghai Mobile Communication Company Limited	China

Ningxia Mobile (BVI) Limited	British Virgin Islands

Ningxia Mobile Communication Company Limited	China

Xinjiang Mobile (BVI) Limited	British Virgin Islands

Xinjiang Mobile Communication Company Limited	China

Beijing P&T Consulting & Design Institute (BVI) Limited	British Virgin Islands

Beijing P&T Consulting & Design Institute Company Limited	China

China Mobile Communication (BVI) Limited	British Virgin Islands

China Mobile Communication Company Limited	China

3